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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Three-Five Systems, Inc. on Form S-8 of our report dated March 10, 2004, appearing in the Annual Report on Form 10-K of Three-Five Systems, Inc. for the year ended December 31, 2003.

/s/  DELOITTE & TOUCHE LLP

Phoenix, Arizona
May 7, 2004